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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2001


                          Discover Card Master Trust I
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                         0-23108                       51-0020270
  --------                         -------                       ----------
 (State of                      (Commission                    (IRS Employer
Organization)                   File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                              19720
----------------------------------------                         --------
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable


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                      The Exhibit Index appears on Page 4
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Item 5.    Other Events

                    Series 2001-2. On January 16, 2001, $1,100,000,000 aggregate principal amount of Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and $57,895,000 aggregate principal amount of Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of January 16, 2001, for Series 2001-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.    Exhibits


Exhibit 1.1         Terms Agreement among Discover Bank, Morgan Stanley & Co.
                    Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Dresdner Kleinwort Benson North America LLC, dated January 8, 2001.


Exhibit 4.1 Series Supplement with respect to Series 2001-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of January 16, 2001.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 16, 2001.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2001-2, dated as of January 16, 2001.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Discover Card Master Trust I
                                    (Registrant)


                                    By:      Discover Bank
                                             (Originator of the Trust)


Date:  January 16, 2001             By:      /s/ Michael F. Rickert
                                             Michael F. Rickert
                                             Vice President, Chief Accounting
                                               Officer and Treasurer


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                                INDEX TO EXHIBITS


Exhibit 1.1         Terms Agreement among Discover Bank, Morgan Stanley & Co.
                    Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Dresdner Kleinwort Benson North America LLC, dated January 8, 2001.


Exhibit 4.1 Series Supplement with respect to Series 2001-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of January 16, 2001.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 16, 2001.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2001-2, dated as of January 16, 2001.


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